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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 4, 2000

                               VIXEL CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                     333-81347               84-1176506
(State or other jurisdiction       (Commission File No.)      (IRS Employer
      of incorporation)                                     Identification No.)

                               VIXEL CORPORATION
                         11911 Northcreek Parkway South
                           Bothell, Washington 98011
          (Address of principal executive offices, including zip code)

                                 (425) 806-5509
              (Registrant's telephone number, including area code)


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                                                 Exhibit Index appears on page 3



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ITEM 5.  OTHER EVENTS

BOARD OF DIRECTORS CHANGES. On January 5, 2000, Vixel Corporation (the "Company") announced that its board of directors has appointed James M. McCluney, chief executive officer, to the additional position of chairman of the board of directors, effective January 4, 2000. McCluney succeeds the Company's founder Gregory R. Olbright who has served as a director of the Company since its inception in 1991 and its chairman since May 1999. Olbright has elected to leave the Company's board to pursue personal interests outside the Company.

ITEM 7.  EXHIBITS

         The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

         (a) EXHIBITS

             99.1   Press Release, dated January 5, 2000


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               VIXEL CORPORATION

                               By: /s/ Kurtis L. Adams
                                  ---------------------------------
                                   Kurtis L. Adams
                                   Chief Financial Officer, Vice President
                                   of Finance, Treasurer and Secretary

Dated:  January 18, 2000

                                 EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
    99.1              Press Release, dated January 5, 2000



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